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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 31, 1999




                         PENNCORP FINANCIAL GROUP, INC.
               (Exact name of Registrant as specified in charter)




         DELAWARE                     1-11422                    13-3543540
(State or other jurisdiction   (Commission file number)       (I.R.S. employer
     of incorporation)                                       identification no.)





                 C/O SOUTHWESTERN FINANCIAL SERVICES CORPORATION
                            717 NORTH HARWOOD STREET
                               DALLAS, TEXAS 75201
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (214) 954-7111


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ITEM 2.  Disposition.

         On March 31, 1999, PennCorp Financial Group, Inc.'s (the "Company") subsidiary, Pacific Life and Accident Insurance Company ("PLAC"), consummated the sale of all of the outstanding shares of common stock of Professional Insurance Company ("Professional") to GE Financial Assurance Holdings, Inc. ("GEFAH") pursuant to that certain Stock Purchase Agreement dated as of December 31, 1998, between GEFAH and PLAC (a copy of the purchase agreement relating to the sale of Professional was filed as an exhibit to the Company's Form 8-K, filed with the Securities and Exchange Commission on January 11, 1999), for a net purchase price (after required capital contributions, the payment of transaction fees and expenses, the settlement of intercompany balances and the payment of certain amounts as required by the Stock Purchase Agreement), as subject to adjustment as provided therein, of approximately $40.5 million in cash. As required by the Amendment described below, $40 million of such purchase price was paid on April 1, 1999 to the lenders under the Company's Amended Credit Agreement (as hereinafter defined) to reduce the amount of indebtedness outstanding thereunder.

ITEM 5.  Other Events.

         Effective as of March 31, 1999, the Credit Agreement dated as of March 12, 1997, as previously amended, among the Company, the lenders signatory thereto, the Managing Agents and the Co-Agents named therein and The Bank of New York, as administrative agent, was further amended (the "Amendment" and, as amended, the "Amended Credit Agreement") to, among other things, (i) accelerate the maturity date of the loans, (ii) increase pricing applicable to the loans,
(iii) provide for mandatory prepayments and commitment reductions, (iv) restrict the use of proceeds of the loans, (v) add covenants with respect to the Company and its subsidiaries including, without limitation, covenants with respect to cash management and use of cash proceeds held by the agent in a cash collateral account and (vi) adds certain additional "events of default." In conjunction with the execution of the Amendment, certain subsidiaries of the Company entered into security agreements providing for a pledge of all or substantially all of their respective assets.

         On the effective date of the Amendment, the total available commitments thereunder (and the commitments of each of the banks) were reduced to $441 million. Additionally, upon the sale of the Company's Career Sales Division to Universal American Financial Corp. ("Universal American"), the commitments will be further reduced by $2 million. The Amendment restricts the use of proceeds of the loans to payment of interest expense on the loans under the Amended Credit Agreement and the Company's 9 1/4% Senior Subordinated Notes due 2003. Additionally, the Company is restricted from using the proceeds of the loans unless and until the amount in the Collateral Account (as hereinafter defined) is zero.

         The Amended Credit Agreement provides that upon the sale of (i) the Career Sales Division to Universal American (a copy of the purchase agreement relating to the sale of the Career Sales Division was filed as an exhibit to the Company's Form 8-K, filed with the Securities and Exchange Commission on January 11, 1999), (ii) United Life & Annuity Insurance Company, CyberLink Development, Inc., UC Mortgage Corp., United Variable Services, Inc. and certain assets of Marketing One, Inc. (collectively, the "United Life Companies") to ING America Insurance Holdings, Inc. ("ING") (a copy of the purchase agreement relating to the sale of the United Life Companies is filed as an exhibit to this Form 8-K, and (iii) Professional to GEFAH, the loans must be prepaid in the amounts of $70 million, $127 million and $40 million, respectively, with a concomitant reduction in the commitments. The prepayment of $40 million in connection with the sale of Professional was made on April 1, 1999. Any net cash proceeds of such sales in excess of the foregoing are required to be deposited with the agent in a cash collateral account in the name of and under the sole dominion and control of the agent (the "Collateral Account"). Upon the sale



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of KIVEX, Inc. the loans must be prepaid and the commitments reduced by the amount of the net cash proceeds of such sale.

         The description of the Amendment above does not purport to be complete and is qualified in its entirety be reference to the Amendment, which is filed as an exhibit to this Form 8-K.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         10.1     -    Stock Purchase Agreement dated as of December 31, 1998,
                       between GE Financial Assurance Holdings, Inc. and Pacific
                       Life and Accident Insurance Company.(1)

         10.2     -    Amendment No. 6 dated as of March 31, 1999, to Credit
                       Agreement, among the lenders signatory thereto, the Managing Agents and the Co-Agents named therein and The
                       Bank of New York, as administrative agent.

         10.3     -    Purchase Agreement dated as of December 31, 1998, among
                       Universal American Financial Corp., PennCorp Financial
                       Group, Inc., Pacific Life and Accident Insurance Company,
                       Pennsylvania Life Insurance Company, Southwestern
                       Financial Corporation, Constitution Life Insurance
                       Company and PennCorp Financial Services, Inc.(1)

         10.4     -    Purchase Agreement dated February 21, 1999, among ING
                       America Insurance Holdings, Inc., PennCorp Financial
                       Group, Inc., Pacific Life and Accident Insurance Company,
                       Marketing One Financial Corporation and Marketing One,
                       Inc.


         99       -    Press Release


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(1)  Incorporated by reference to the Company's Form 8-K (File No. 1-11422)
     filed on January 11, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PENNCORP FINANCIAL GROUP, INC.



Date:  April 5, 1999                By: /s/ SCOTT D. SILVERMAN
                                         ---------------------------------------
                                          Scott D. Silverman
                                          Executive Vice President and Secretary





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                               INDEX TO EXHIBITS



        EXHIBIT
        NUMBER         DESCRIPTION
        -------        -----------
         10.1     -    Stock Purchase Agreement dated as of December 31, 1998,
                       between GE Financial Assurance Holdings, Inc. and Pacific
                       Life and Accident Insurance Company.(1)

         10.2     -    Amendment No. 6 dated as of March 31, 1999, to Credit
                       Agreement, among the lenders signatory thereto, the
                       Managing Agents and the Co-Agents named therein and The
                       Bank of New York, as administrative agent.

         10.3     -    Purchase Agreement dated as of December 31, 1998, among
                       Universal American Financial Corp., PennCorp Financial
                       Group, Inc., Pacific Life and Accident Insurance Company,
                       Pennsylvania Life Insurance Company, Southwestern
                       Financial Corporation, Constitution Life Insurance
                       Company and PennCorp Financial Services, Inc.(1)

         10.4     -    Purchase Agreement dated February 21, 1999, among ING
                       America Insurance Holdings, Inc., PennCorp Financial
                       Group, Inc., Pacific Life and Accident Insurance Company,
                       Marketing One Financial Corporation and Marketing One,
                       Inc.


         99       -    Press Release

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(1)  Incorporated by reference to the Company's Form 8-K (File No. 1-11422)
     filed on January 11, 1999.